Investment Community Meeting May 31, 2007 Exhibit 99.1

2
Today’s presentations may contain, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are based on our current
assumptions, expectations and projections about future events which reflect the best judgment of management and involve a
number of risks and uncertainties that could cause actual results to differ materially from those suggested by our comments today.
You should review and consider the information contained in our filings with the SEC regarding these risks and uncertainties.
MasterCard disclaims any obligation to publicly update or revise any forward-looking statements or information provided during today’s presentations.
Forward-Looking Statements

Strategic Update Bob Selander President and Chief Executive Officer May 31, 2007

2
The Opportunity
Grow business with high-potential customers
Grow business with high-potential customers
Leverage scalable, global processing platform
Leverage scalable, global processing platform
Expand consumer usage and merchant acceptance
Expand consumer usage and merchant acceptance
Further penetrate fast growing geographic markets
Further penetrate fast growing geographic markets

3 Our Approach

4
Delivering Customized Solutions
Approach: Deliver customized solutions for target financial
institutions by leveraging our expertise in brand, consulting, processing, products and technology.
•
Dedicated account teams
•
Advanced Customer Relationship
Management
•
Integrated customer planning
•
Intelligence/market research
•
MasterCard Advisors
Result:  We’re winning new business.

5
Strengthening Merchant Relationships
Approach: Merchants are a key constituent in the payments chain.
We need them to build profitability for our customers.
•
Dedicated acceptance teams
•
Merchant Advisory Group meetings
•
Rules/Interchange transparency
•
MasterCard merchant connect
•
Intelligence/data
Result: New acceptance channels and numerous co-brand wins.

6
Managing Our Reputation
•
Independent governance
•
Financial transparency
•
Public policy group
•
New Payment Systems Integrity
group
•
Enterprise risk management
Result:  Building trust with key constituents.
Approach: We’re proactively managing our reputation and
operating environment.

7
Key Strengths/Differentiators
•
Unified global organization
•
World-renowned brands
•
Enhanced payment solutions
•
Advanced processing platform
•
Strong relationships
•
Knowledge leadership
•
Strong management/industry
expertise

8

Delivering on our Customer-Focused Strategy Alan Heuer Chief Operating Officer May 31, 2007

Strategy Development
Market trends
Competitive analysis
Strategic options
• Consolidation & globalization
• Increasing regulatory & legal risks
• Shift to electronic forms of payment
• Changing role/power of merchants
• Traditional
• Non-traditional
• Emerging Players
• Historical functions
• Price leader
• Product innovation
• Customer focus

3 Affirmation of Customer Focus Build competitive advantage around the way we work with customers and the value we bring them.

4
What Customer Relationship
Management (CRM) is to MasterCard
Competitive
Intelligence
Cross
Functional
Alignment
CRM Best
Practice
Information
Sales
Management
Discipline
Integrated
Planning
Customer
Value

5 Customized Solutions Advisors Marketing Processing Product Technology Customer Value

6 Leveraging Our Expertise Americas Europe A/P Integrated customer planning process Target Customers Product Brand Processing Technology Advisors Global Key Accounts Regional Key Accounts

7 People Capabilities Process Critical Success Factors Alignment It’s Not Easy

8 Strategic Relationship Scale Vendor Business Enhancer Value Driver Business Partner

9 We’re Seeing Results • Relationships are stronger • Mutual commitments have been established • Incremental customer business opportunities have been created

The SEPA Opportunity Javier Perez President, MasterCard Europe May 31, 2007

2 European Card Payments Industry Still Fragmented International Brands with consistent cardholder experience Domestic use only Debit

Objectives of SEPA
• •
SEPA will . . .
SEPA will . . .
–
Provide cardholders with a payment card
they can use across Europe with the
same convenience
–
Increase competition and transparency in
the payments industry
–
Lower barriers to entry for acquirers,
issuers and equipment providers
–
Benefit European society by reducing the
overall cost of payments
* Source: ECB Blue Book, 2006, Total EU
SEPA is not just about the 3% of card business
cross-border . . .  but also about the 97% of
domestic transactions which are often not
open to competition*
• •
Current situation
Current situation
–
16 national debit schemes in Europe
–
Heterogeneous cardholder
experience, not all domestic debit
cards are accepted everywhere in
Europe
–
Limited competition at national level,
many countries have only one
acquirer, issuer or processor and few
terminal vendors

SEPA Cards Framework (SCF)
Timeline
Final approval by EPC of SEPA Cards
Framework
National and international schemes
presented finalized SEPA cards
framework migration plans by end
1Q 2006
SEPA compliant products available
by banks/providers to consumers and
merchants
No non-SEPA Cards Framework
compliant schemes in operation

SEPA Options for Banks
•
Migration to existing
international schemes
•
Extend national schemes
pan-Europe
•
“Co-brand” international and
domestic scheme
Three different routes
(or a combination)
to achieve full SCF/SEPA compliance:
+
or or
?

Retail Banking Trends in Europe
•
Consolidation  / M&A
•
Operations in multiple markets – pan-Europe
and globally
•
Developing Global Brand Recognition
•
Direct Banking leveraging new channels
•
Consolidation of technology platforms across countries
•
Europe Region centralization business management
Moving Towards SEPA despite Regulatory Incentive

7
Many Have Already Recognized
the Benefits
1995
•
UK – Access to MasterCard
1998
•
Austria – Bankomat to Maestro
•
Sweden – Bancomat to Maestro
and MasterCard
2002
•
UK – Switch to Maestro
2005
•
Switzerland ec Karte to Maestro
2006
•
Sparda German electronic cash
to Maestro

8
MasterCard:
A Solid Choice as a SEPA Solution
•
Majority of debit cards in Europe are already
Maestro branded, limiting investment required to
migrate
•
Maestro is a proven, pan-SEPA product with broad-
based issuance and acceptance
•
Tried and tested product in market for over
14 years

9

Global Debit Momentum Rick Lyons Global Debit and Prepaid May 31, 2007

2 Agenda • U.S. Debit Growth • The Debit Value Proposition • Global Focus

3
U.S. Debit
Building Momentum
103 million 43 million Debit MasterCard cards
Brands
Switch of First Resort Switch of Last Resort PIN debit
Current 2002
Bank of the West/First Hawaiian/CFB
Eastern Bank
First Midwest/MB Financial/Citadel FCU
Washington Mutual
Associated Bank
BankAtlantic
Chittenden
Business
Business
that moved
that moved
to MasterCard
to MasterCard

4
MasterCard Debit Programs
Q107 v. Q106 — % Growth
28.3 19.8 Cards
30.8 32.0 Cash Volume
40.5 48.2 Purchase Transactions
36.3 45.5 Purchase Volume
Worldwide U.S.
Double digit growth for 13 consecutive quarters

5
Continued Growth in the U.S.
•
Grow the business
we have
•
Gain brand preference
with current customers
•
Move debit business
to MasterCard
Source: First Annapolis Consulting analysis and published sources including CIA World Factbook, Geohive global statistics and The Nilson Report
•
Population: 293 million
•
GDP per capita: $43,981
•
Card purchase volume per capita:
$7,990
•
Card purchase volume as a
percentage of GDP: 18.2%

6 Debit Value Proposition • Product Capability and Development • Risk Management • Processing • Economics • Acceptance • Brand

Latin America & Caribbean
•
Highly varied
economies
•
Industry transactions
growing at 30+%
annually
•
Spotlight on Brazil
–
Unsurpassed
acceptance: 100% of
municipalities
with electricity, phone
service and cards
•
Population: 562 million
•
GDP per capita: $7,653
•
Card purchase volume per capita:
$206
•
Card purchase volume as
percentage of GDP: 2.7%
Brazil
Venezuela
Argentina
Mexico
Source: First Annapolis Consulting analysis and published sources including CIA World Factbook, Geohive global statistics and The Nilson Report

8
Europe
•
Emerging Markets
–
Cash is main payment product
–
Continued economic expansion
•
Mature Markets
–
Highly confident use of cards
–
Switch to Maestro
–
Launching Debit MasterCard
•
Population: 729 million
•
GDP per capita: $9,792 –
$29,567
•
Card purchase volume per capita:
$23 - $7,989
•
Card purchase volume as
percentage of GDP: 0.2% -
27.0%
.
Source: First Annapolis Consulting analysis and published sources including World Bank, CIA World Factbook,
Geohive global statistics and The Nilson Report

9
Asia Pacific and
South Asia/Middle East and Africa
•
Market of extremes
•
Sizable populations,
significant cash
economies
•
Segmentation
opportunities
•
Population: 5 billion
•
GDP per capita: $3,116 –
$30,718
•
Card purchase volume per capita:
$18 - $5,421
•
Card purchase volume percentage of
GDP: 0.13% -
17.7%
China
Australia
India
Indonesia
Taiwan
Source: First Annapolis Consulting analysis and published sources including CIA World Factbook, Geohive global statistics and The Nilson Report

10 Summary • Continue U.S. momentum • Evolve debit value proposition • Global capabilities, local execution Two Global Debit Solutions

Successful Debit Partnerships Bill Mathis U.S. Business Development May 31, 2007

Transforming our debit value proposition into real business… Conversion Portfolio Optimization

Associated Conversion
Challenge
Solution Results
Associated Bank tapped
MasterCard to help
derive greater value from
its debit card portfolio.
Key Priorities
•
•
A closer relationship with
A closer relationship with
debit card partners
debit card partners
•
•
Differentiating products
Differentiating products
•
•
Customer satisfaction and
Customer satisfaction and
retention
retention
•
•
Card portfolio growth
Card portfolio growth

Associated Conversion
Challenge
Solution
Results
Implemented a
custom conversion
process
Assembled a
team of experts
MasterCard and Associated
jointly created a conversion
and communications plan
Designed
a unique product

A flawless
execution with
significant
cardholder
satisfaction
Associated Conversion
Challenge Solution
Results
• Converted entire portfolio within 6 months
• Conversion enabled Associated to
achieve brand differentiation within their
market
• Our relationship with Associated
continues to expand
• Exceeded all acquisition, activation and
usage targets

BECU Portfolio Optimization
Challenge
Solution Results
Key Priorities
•
•
Deeper connection with its
Deeper connection with its
cardholders
cardholders
•
•
Simplify processes, greater
Simplify processes, greater
control
control
•
•
Continued flexibility,
Continued flexibility,
convenience and security
convenience and security
•
•
Differentiation through targeted
Differentiation through targeted
programs and offers
programs and offers
BECU asked
MasterCard to help
optimize its debit
card portfolio.

BECU Portfolio Optimization
Challenge
Solution
Results
Dedicated support
CRM, Debit Product
Sales, Customer
Marketing
Data analysis and intelligence
Consolidated network
participation
MasterCard Debit
Brand Exclusivity
MasterCard Advisors

BECU Portfolio Optimization
Challenge Solution
Results
• BECU gained greater control over routing of
members’ transaction and can enhance the
experience and value to its members
• Five-year Debit MasterCard and PIN brand
exclusivity agreement with BECU
• BECU gained a 360°-degree view of its
debit portfolio
A holistic view of
all debit
transactions

Merchant Initiatives Gareth Forsey U.S. Commerce Development May 31, 2007

2 Merchant Initiatives • Protect & Grow Core Acceptance • Enhance Merchant Relationships • Expand Presence in Rapidly Growing Categories • Extend Merchant Value Proposition

3
Protect & Grow Core Acceptance
Underpin the Foundations
•
“A seat at the table”
–
Core component of Customer Focused Strategy
–
Merchant Advisory Groups
–
POI Advisory Group (Issuers, Acquirers, Merchants)
•
Transparency
•
End-to-End Product Development
•
Operational Excellence
•
Security & Risk

4
Enhance Merchant Relationships
Unlock Business Potential
•
Sales Process Discipline
–
Adoption of tailored CRM approach
•
“Feet on the Street”
–
Moving resources out to the merchants/acquirers
–
Regional acceptance teams
–
Global co-ordination, local execution
•
Co-brand development & optimization
•
Leverage full suite of MasterCard assets
–
Marketing & Sponsorships
–
Processing & Technology

5
Expand Presence in
Rapidly Growing Categories
•
Drive increased acceptance into new categories
–
Healthcare
–
Bill Payment
–
Cable & Telecom
–
Insurance
–
Utilities
–
Rent/Property Management
•
Leverage cross border flows to drive preference
and spend

6
Extend Merchant Value Proposition
Enhance Revenue Streams
•
Merchant Preference Partnerships
•
New Product Development
•
Decision Analytics
–
Commerce IntelligenceTM
–
Commerce Coalition
•
PayPass
•
Priceless.com
TM
TM

7 Decision Analytics Driving Sales & Loyalty Merchant X Merchant X Segmentation Targeting Merchant Preferences Consumer Preferences Commerce Intelligence Services TM

The Commerce Coalition   Program
Integrated Campaign Management
•
New consumers
•
Increased revenue
•
Increased transaction size
•
Preference and usage
•
Loyalty
Spend
Targeted
Opportunity
Best
Customers
Low
Opportunity
Prospects
High
Opportunity
Prospects
Do Nothing
Attract Reward
Convert
TM

9
PayPass™
Driving Speed and Convenience
“For a large pharmacy chain such as
“For a large pharmacy chain such as
CVS…the potential payoff is a 20% to
CVS…the potential payoff is a 20% to
30% up tick on purchases…”
30% up tick on purchases…”
Jonathan Roberts
Senior Vice President for Store Operations, CVS
“It’s an issue of speed and
“It’s an issue of speed and
convenience.  The contactless
convenience.  The contactless
card can cut 30 seconds to 45
card can cut 30 seconds to 45
seconds off a person’s wait in
seconds off a person’s wait in
line, depending on the
line, depending on the
circumstances.”
circumstances.”
Brad Alberts
VP, Sponsorship Sales, Texas Rangers
Sources: Smart Card Alliance 2005 Annual Meeting: RF Payment at CVS / pharmacy 4/1/06, Cards & Payments

10 Priceless.com Linking Consumers with Merchants • “Priceless Picks” • Promotions • Sponsorship activation • Integration of assets

Financial Perspective Chris McWilton Chief Financial Officer May 31, 2007

2 Revenue • Secular shift from paper to electronic payments • International volume growth • Competitive wins • Pricing

3
Direct and Indirect Business Drivers
Direct Drivers
•
Gross Dollar Volume:
–
Cross-border activity
•
Processed Transactions
•
Currency fluctuation
(US$ versus euro)
•
Global events that
impact travel
•
Pricing
Indirect Drivers
•
Retail Spending
•
Consumer Confidence
•
Inflation
•
Gas prices

4 Volume vs. Retail Sales Trends in the U.S. U.S. GDV U.S. Purchase Volume U.S. Retail Sales 0% 5% 10% 15% 20% Source: U.S. Census Bureau

5
Expenses
•
Hiring will continue through at least 2008 to focus
on customers and strategic initiatives
•
Professional fees likely to increase as a result of
litigations
•
Shift in A&M spend to later quarters in 2007

6
Modeling Considerations
•
Corporate tax rate: 36%
•
Diluted shares outstanding: approximately 136.6 million*
•
No changes to 3-5 year, long-term performance objectives:
–
One year as a public company
–
Competitive landscape is evolving
*As of Q1 2007 10-Q filed on May 2, 2007

7

Driving Product Innovation Wendy Murdock Chief Product Officer May 31, 2007

1 The Global Payments Opportunity $80 Trillion+ and Growing… Source: WEFA Study $1.4 Trillion

2
Market Shifts Present Opportunities
•
New ways to make payments are continuously
emerging
•
New kinds of partners are at the table
•
Cash and check payments are migrating to
electronic payment types
•
Regional variations add complexity
•
Under-served and affluent consumers are
driving specialized solutions

3
U.S. Debit Continues Expansion
Surpassed Credit in 2004
Source: The Bank of International Settlements
17.5
18.0
16.7
22.5
20.7
19.1
22.2
19.7
25.1
16.2
13.4
10.5
10
15
20
25
30
2001 2002 2003 2004 2005 2006E
Credit Debit

4
Debit and Prepaid Projected to Become
Dominant U.S. In-Store Payment Methods
Projected Change in Use of In-Store Payment Methods in the U.S.
Planned change in usage over next two years. Source: Dove Consulting, 2005/2006 Study of
Consumer Payment Preferences

5
National Payments Systems
Reflect Significant Diversity
Source:  Capgemini analysis. 2006. ECB Website: Blue Book - 2004 Figures. Release: April 2005, MasterCard
Advisors analysis, BIS CPSS payment statistics.
Payment Options

6
MasterCard’s Product Mission
Positioning
Positioning
MasterCard
“Heart of
Commerce”
Business Model
Business Model
Franchisor Franchisor
Processor Processor
Advisor Advisor
To develop and grow compelling
To develop and grow compelling
product propositions for issuers,
product propositions for issuers,
acquirers, merchants, consumers
acquirers, merchants, consumers
and corporations that capitalize on
and corporations that capitalize on
current market opportunities,
current market opportunities,
leverage the company’s assets and
leverage the company’s assets and
create a sustainable competitive
create a sustainable competitive
advantage for MasterCard.
advantage for MasterCard.

7
Our Value Chain Focus
Consolidation
Product expansion
Cross-selling
Cost management
Customer retention
Margin improvement
Geographic expansion
POI innovation
Product relevance
Rewards
New travel experiences
Online/Mobile
Working capital
optimization
Supply chain
management
Operating efficiency

8 Product Development: A Consistent, Repeatable Process Over 100+ New Product Development Initiatives Ideate Evaluate Develop Deliver Monitor 20% 35% 45% Strategy Optimize

Product Innovation at MasterCard
Foundational Elements
• The Brand
• Technology
Infrastructure
• Cardholder
Services
• Franchise
Rules
• Acceptance
Network
Payment Device Design
• Packaging
• Form Factors
Intelligence
• Data Analytics
• Portfolio Insights
Features
• Rewards
• Benefits and
Enhancements
• Point of
Interaction
Enhancements
• Targeted Offers
• Advertising &
Promotions

MasterCard and Issuers Partner to Create
Unique Payment Solutions
We create and
package “ingredient”
product components
• Features
• Device Design
• Intelligence
• Foundational
Elements
• Systems
• Features
• Marketing
• Economics
• Customer Service
• Risk Management
New Payment
Solutions Issuers take MasterCard
ingredients and add their
own distinctive elements
Financial Institutions MasterCard

Products
Consumer
•
Credit
•
Debit
•
Prepaid
Commercial
•
Credit
•
Debit
•
Prepaid
Franchisor – Processor – Advisor
Delivering Differentiated
Customer Solutions
Solutions Programs Platforms
•
PayPass
®
•
Mobile
•
Money Send™
•
Quick Service
Merchant
•
Telecom
•
Contactless
•
Mobile
•
Remittance
•
Purchasing Card
•
Smart Data Online™
•
Corporate
Purchasing
•
Corporate T&E
•
Payment
Gateway™
•
Enhanced
Authorization
•
Global Data
Repository™
•
Commerce
Coalition™
•
Enhanced Value
•
Affluent Consumer
•
Commerce
Intelligence™
•
Account
Level Mgt.
•
Bill Pay
•
Bill Pay
•
Bill Pay
Network
•
Automated
Biller Update

What’s Next?
Advancing Commerce Through Emerging Consumer Spend
Ed McLaughlin, Bill Payment and Healthcare
The Affluent Segment
Jeff Portelli, Global Consumer Credit Products
Commercial Products – Leveraging Information Technology
Steve Abrams, Global Commercial Products
MasterCard Mobile – Mobilizing Commerce
Art Kranzley, Advanced Payments
MasterCard PayPass
®
– Expanding Commerce
Cathleen Conforti, Global PayPass

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